Intangible Assets, Net (Details) - Schedule of estimated future amortization of the intangible assets $ in Thousands	Dec. 31, 2021 USD ($)
Schedule of estimated future amortization of the intangible assets [Abstract]
2022	$ 3,159
2023	3,154
2024	3,154
2025 onward	4,896
Total	$ 14,363